UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2015

Cypress Energy Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-36260	61-1721523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5727 S. Lewis Avenue, Suite 500

Tulsa, Oklahoma 74105

(Address of principal executive offices and zip code)

(918) 748-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement

On May 4, 2015, Cypress Energy Partners, L.P. and the other borrowers party thereto, Tulsa Inspection Resources – Canada ULC, Foley Inspection Services ULC, the guarantors party thereto, Deutsche Bank AG, New York Branch, in its capacity as collateral agent and as a lender, issuing bank and swing line lender, Deutsche Bank Trust Company Americas, in its capacity as administrative agent, and the several banks and other financial institutions or entities from time to time parties thereto, entered into the Amendment No. 2 to Credit Agreement (the “Amendment”), which amends the Credit Agreement dated as of December 24, 2013 (as amended, the “Credit Agreement”) to, among other matters, (i) allow each of Tulsa Inspection Resources – Canada ULC and Foley Inspection Services ULC to join the Credit Agreement as an additional borrower under the Credit Agreement, and (ii) amend certain other provisions of the Credit Agreement as more specifically set forth in the Amendment.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference.

Item 9.01              Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1

Amendment No. 2 to Credit Agreement, by and among Cypress Energy Partners, L.P., Cypress Energy Partners – TIR, LLC, Cypress Energy Partners, LLC and Tulsa Inspection Resources, LLC, as borrowers, Tulsa Inspection Resources – Canada ULC, Foley Inspection Services ULC, the guarantors party thereto, Deutsche Bank AG, New York Branch, in its capacity as collateral agent and as a lender, issuing bank and swing line lender, Deutsche Bank Trust Company Americas, in its capacity as administrative agent, and the several banks and other financial institutions or entities from time to time parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cypress Energy Partners, L.P.

	By:	Cypress Energy Partners GP, LLC, its general partner

Dated: May 7, 2015	By:	/s/ G. Les Austin
Name: G. Les Austin Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amendment No. 2 to Credit Agreement, by and among Cypress Energy Partners, L.P., Cypress Energy Partners – TIR, LLC, Cypress Energy Partners, LLC and Tulsa Inspection Resources, LLC, as borrowers, Tulsa Inspection Resources – Canada ULC, Foley Inspection Services ULC, the guarantors party thereto, Deutsche Bank AG, New York Branch, in its capacity as collateral agent and as a lender, issuing bank and swing line lender, Deutsche Bank Trust Company Americas, in its capacity as administrative agent, and the several banks and other financial institutions or entities from time to time parties thereto.